Accounting Policies, by Policy (Policies)	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
Basis of presentation	Basis of presentation The consolidated financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”).
Going concern

Going concern

The consolidated financial statements of the Company have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company had incurred losses for the past three years and as of December 31, 2020, net current liabilities of the Company amounted to $61,564,025. These factors raise substantial doubt about the Company’s ability to continue as a going concern.

Subsequent to the end of the reporting period in February 2021, the substantial doubt has been alleviated as the Company closed three registered direct offering and received net proceeds (including ordinary shares and warrants) of $123.4 million (See Note 18 for details). The Company returned to net current asset position thereafter.

Principles of consolidation

Principles of consolidation

The consolidated financial statements include the financial statements of LKCO, its subsidiaries, including the wholly-foreign owned enterprises (“WFOEs”), entities we control by contract and VIEs for which the Company is the primary beneficiary. All transactions and balances among the Company, its subsidiaries, entities controlled by contract and consolidated VIEs have been eliminated upon consolidation. The results of subsidiaries, entities controlled by contract and consolidated VIEs acquired or disposed of are recorded in the consolidated statements of operations from the effective date of acquisition or up to the effective date of disposal, as appropriate.

A subsidiary is an entity in which (i) the Company directly or indirectly controls more than 50% of the voting power; or (ii) the Company has the power to appoint or remove the majority of the members of the board of directors or to cast a majority of votes at the meeting of the board of directors or to govern the financial and operating policies of the investee pursuant to a statute or under an agreement among the shareholders or equity holders. An entity controlled by contract is required to be consolidated by the primary beneficiary of the entity if the equity holders in the entity do not have controlling financial interest in the entity. A VIE is required to be consolidated by the primary beneficiary of the entity if the equity holders in the entity do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties.

Suzhou Superengine and its subsidiary, Auhui Superengine are consolidated pursuant to an agreement signed between the legal owners of Suzhou Superengine and Zhong Chuan Shi Xun giving all the rights and obligations and control of Suzhou Superengine to Zhong Chuan Shi Xun.

To comply with the PRC legal restrictions on foreign ownership of companies that operate mobile application services, the Company operates in such restricted services in the PRC through certain PRC domestic companies, whose equity interests are held by certain management members or founders of the Company. Part of the registered capital of these PRC domestic companies was funded by certain management members or founders of the Company. The Company has entered into certain exclusive business services agreements with these PRC domestic companies, which entitle it to receive a majority of their residual returns and make it obligatory for the Company to absorb a majority of the risk of losses from their activities. In addition, the Company has entered into certain agreements with those management members or founders, including equity interest pledge agreements of the equity interests held by those management members or founders and exclusive option agreements to acquire the equity interests in these companies when permitted by the PRC laws, rules and regulations.

Details of the typical VIE structure of the Company’s significant consolidated VIEs, primarily domestic companies associated with the operations such as Zhong Chuan Shi Xun and Beijing Botbrain are set forth below:

(i)	Contracts that give the Company effective control of VIEs

Exclusive option agreements

The VIE equity holders have granted the WFOEs exclusive call options to purchase their equity interest in the VIEs at an exercise price equal to the higher of (i) the registered capital in the VIEs; and (ii) the minimum price as permitted by applicable PRC laws. Each relevant VIE has further granted the relevant WFOE an exclusive call option to purchase its assets at an exercise price equal to the book value of the assets or the minimum price as permitted by applicable PRC laws, whichever is higher. The WFOEs may nominate another entity or individual to purchase the equity interest or assets, if applicable, under the call options. Each call option is exercisable subject to the condition that applicable PRC laws, rules and regulations do not prohibit completion of the transfer of the equity interest or assets pursuant to the call option. Each WFOE is entitled to all dividends and other distributions declared by the VIE, and the VIE equity holders have agreed to give up their rights to receive any distributions or proceeds from the disposal of their equity interests in the VIE which are in excess of the original registered capital that they contributed to the VIE, and to pay any such distributions or premium to the WFOE. The exclusive call option agreements remain in effect until the equity interest or assets that are the subject of such agreements are transferred to the WFOEs.

Equity pledge agreements

Pursuant to the relevant equity pledge agreements, the relevant VIE equity holders have pledged all of their interests in the equity of the VIEs as a continuing first priority security interest in favor of the corresponding WFOEs to secure the performance of obligations by the VIEs and/or the equity holders under the other structure contracts. Each WFOE is entitled to exercise its right to dispose of the VIE equity holders’ pledged interests in the equity of the VIE and has priority in receiving payment by the application of proceeds from the auction or sale of such pledged interests, in the event of any breach or default under the loan agreement or other structure contracts, if applicable. These equity pledge agreements remain in force for the duration of the relevant loan agreement and other structure contracts.

(ii)	Contracts that enable the Company to receive substantially all of the economic benefits from the VIEs

Exclusive business services agreements

Each relevant VIE has entered into an exclusive business services agreement with the respective WFOE, pursuant to which the relevant WFOE provides exclusive business services to the VIE. In exchange, the VIE pays a service fee to the WFOE which typically amounts to what would be substantially all of the VIE’s pre-tax profit, resulting in a transfer of substantially all of the profits from the VIE to the WFOE.

Other arrangements

The exclusive call option agreements described above also enable the Company to receive substantially all of the economic benefits from the VIEs by typically entitling the WFOEs to all dividends and other distributions declared by the VIEs and to any distributions or proceeds from the disposal by the VIE equity holders of their equity interests in the VIEs that are in excess of the original registered capital that they contributed to the VIEs.

Based on these contractual agreements, the Company believes that the PRC domestic companies as described above should be considered as VIEs because the equity holders do not have significant equity at risk nor do they have the characteristics of a controlling financial interest. Given that the Company is the primary beneficiary of these PRC domestic companies, the Company believes that these VIEs should be consolidated based on the structure as described above.

Under the contractual arrangements with the consolidated VIEs, the Company has the power to direct activities of the consolidated VIEs and can have assets transferred out of the consolidated VIEs under its control. Therefore, the Company considers that there is no asset in any of the consolidated VIEs that can be used only to settle obligations of the consolidated VIEs, except for registered capital and PRC statutory reserves. As all consolidated VIEs are incorporated as limited liability companies under the Company Law of the PRC, creditors of the consolidated VIEs do not have recourse to the general credit of the Company for any of the liabilities of the consolidated VIEs.

Currently there is no contractual arrangement which requires the Company to provide additional financial support to the consolidated VIEs. However, as the Company conducts its businesses primarily based on the licenses and approvals held by its consolidated VIEs, the Company has provided and will continue to provide financial support to the consolidated VIEs considering the business requirements of the consolidated VIEs, as well as the Company’s own business objectives in the future.

Use of estimates

Use of estimates

The preparation of financial statements in conformity with US GAAP requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates are the allowance for expected credit losses, the useful lives of property and equipment and intangible assets, valuation allowance for deferred tax assets, and impairment of long-lived assets and goodwill. Actual results could differ from those estimates.

Fair value measurements

Fair value measurements

Fair value is the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 820, Fair Value Measurements provides a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The level in the hierarchy within which the fair value measurement in its entirety falls is based upon the lowest level of input that is significant to the fair value measurement as follows:

Level 1

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2

Level 2 applies to assets or liabilities for which there are inputs other than quoted prices included within Level 1 that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the assets or liabilities.

Cash

Cash

Cash primarily consist of cash, money market funds, investments in interest bearing demand deposit accounts, time deposits and highly liquid investments with original maturities of three months or less from the date of purchase and are stated at cost which approximates their fair value. As of December 31, 2020 and 2019, the Company has no cash equivalents.

Accounts receivable, net of allowance for expected credit losses	Accounts receivable, net of allowance for expected credit losses Accounts receivable are recognized and carried at the original invoiced amount less an allowance for expected credit losses.
Allowance for expected credit losses

Allowance for expected credit losses

Effective January 1, 2020, the Company adopted Accounting Standards Update 2016-13 “Financial Instruments – Credit Losses (Topic 326), Measurement of Credit Losses on Financial Instruments”. The Company estimates its allowance for current expected credit losses based on an expected loss model, compared to prior periods which were estimated using an incurred loss model which did not require the consideration of forward-looking economic variables and conditions in the reserve calculation across the portfolio. The impact related to adopting the new standard was not material. Certain changes resulting from the new standard impacted the Company’s description of its significant accounting policies compared to 2019.

The Company estimates its allowances for expected credit losses for accounts and other receivables by considering past events, including any historical default, current economic conditions and certain forward-looking information, including reasonable and supportable forecasts. As of January 1, 2020, the methodologies that the Company uses to estimate the allowance for expected credit losses for accounts and other receivables are as follows:

Individually evaluated—The Company reviews all accounts and other receivables considered at risk semi-annually and performs an analysis based upon current information available about the customers and other debtors, such as financial statements, news reports, published credit ratings as well as collateral net of repossession cost, prior collection history and current and future expected economic conditions. Using this information, the Company determines the expected cash flow for the accounts and other receivables and calculates an estimate of the potential loss and the probability of loss. For those accounts for which the loss is probable, the Company records a specific allowance.

Collectively evaluated—The Company determines its allowances for credit losses for collectively evaluated accounts and other receivables based on appropriate groupings.

The Company considers forward-looking macroeconomic variables such as gross domestic product, unemployment rates, equity prices and corporate profits when quantifying the impact of economic forecasts on its allowance for expected credit losses. Macroeconomic variables may vary based on historical experiences, portfolio composition and current environment. The Company also considers the impact of current conditions and economic forecasts relating to specific industries and client-credit ratings, in addition to performing a qualitative review of credit risk factors across the portfolio. Under this approach, forecasts of these variables over two years are considered reasonable and supportable. Beyond two years, the Company reverts to long-term average loss experience. Forward-looking estimates require the use of judgment, particularly in times of economic uncertainty.

Property and equipment, net

Property and equipment, net

Property and equipment are carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the following estimated useful lives:

Wi-Fi equipment	– 3 years
Office and other equipment	– 3 to 5 years
Vehicles	– 5 years

Costs of repairs and maintenance are expensed as incurred and asset improvements are capitalized. The gain or loss on disposal of property and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in the consolidated statement of operations and comprehensive loss. When property and equipment are retired or otherwise disposed of, the cost and accumulated depreciation are removed from the accounts and any resulting gain or loss is included in the results of operations for the respective period.

Intangible assets

Intangible assets

Intangible assets with finite lives are amortized using the straight-line method over the estimated economic lives.

Intangible assets have weighted average economic lives from the date of purchase as follows:

Copyright	– 10 years
Trademarks	– 10 years
Patents	– 10 years
Software	– 5 years

Goodwill

Goodwill

The Company assesses goodwill for impairment in accordance with FASB ASC subtopic 350-20, Intangibles—Goodwill and Other: Goodwill (“ASC 350-20”), which requires that goodwill to be tested for impairment at the reporting unit level at least annually and more frequently upon the occurrence of certain events, as defined by ASC 350-20.

The Company has the option to assess qualitative factors first to determine whether it is necessary to perform the impairment test in accordance with ASC 350-20. If the Company believes, as a result of the qualitative assessment, that it is more-likely-than-not that the fair value of the reporting unit is less than its carrying amount, the quantitative impairment test described below is required. Otherwise, no further testing is required. In the qualitative assessment, the Company considers primary factors such as industry and market considerations, overall financial performance of the reporting unit, and other specific information related to the operations. In performing the quantitative impairment test, the Company compares the carrying amount of the reporting unit to the fair value of the reporting unit based on either quoted market prices of the ordinary shares or estimated fair value using a combination of the income approach and the market approach. If the carrying value of the reporting unit exceeds the fair value of the reporting unit, then the excess is recognized as an impairment loss.

In 2020, the Company performed a qualitative assessment for goodwill and evaluated all relevant factors, including but not limited to macroeconomic conditions, industry and market conditions, and financial performance. The Company concluded that it is necessary to perform a quantitative assessment. The Company completed the quantitative goodwill impairment assessment based on the discounted future cash flows that the reporting units are expected to generate and determined after evaluating the results, events and circumstances, that the carrying values of the reporting units exceeded their fair values. Therefore, the Company recorded impairment on goodwill of $3,619,968 of Zhong Chuan Rui You due to shift of the focus of business development.

Prior to adoption of ASU No. 2017-04, “Intangibles – Goodwill and Other (Topic 350): Simplifying the test for goodwill impairment”, in 2019, the Company performed a qualitative assessment for goodwill and evaluated all relevant factors, including but not limited to macroeconomic conditions, industry and market conditions, and financial performance. The Company concluded that it is necessary to perform a quantitative assessment. The Company completed step one of the quantitative goodwill impairment assessment based on the discounted future cash flows that the reporting units are expected to generate and determined after evaluating the results, events and circumstances, that the fair values of the reporting units exceeded their carrying values. Therefore, step two was not required and no impairment loss on goodwill was required for the year ended December 31, 2019.

Impairment or disposal of long-lived assets

Impairment or disposal of long-lived assets

Long-lived assets other than goodwill are included in impairment evaluations when events and circumstances exist that indicate the carrying value of these assets may not be recoverable. In accordance with FASB ASC 360, Property, Plant and Equipment, the Company assesses the recoverability of the carrying value of long-lived assets by first grouping its long-lived assets with other assets and liabilities at the lowest level for which identifiable cash flows are largely independent of the cash flows of other assets and liabilities (the asset group) and, secondly, estimating the undiscounted future cash flows that are directly associated with and expected to arise from the use of and eventual disposition of such asset group. If the carrying value of the asset group exceeds the estimated undiscounted cash flows, the Company recognizes an impairment loss to the extent the carrying value of the long-lived asset exceeds its fair value. The Company determines fair value through quoted market prices in active markets or, if quotations of market prices are unavailable, through the performance of internal analysis using a discounted cash flow methodology or by obtaining external appraisals from independent valuation firms. The undiscounted and discounted cash flow analyses are based on a number of estimates and assumptions, including the expected period over which the asset will be utilized, projected future operating results of the asset group, discount rate and long-term growth rate.

As of December 31, 2020 and 2019, the Company assessed the impairment of its long-lived assets and identified impairment indications. For intangible assets, the impairment loss was $nil, $ nil and $724,437 for the years ended 2020, 2019 and 2018, respectively, as the Company was not going to use a software system that was purchased in 2014 and written off in 2018. For property plant and equipment, the impairment loss was $nil, $95,471 and $1,228,362 for the years ended 2020, 2019 and 2018, respectively.

Business combination

Business combination

The Company accounts for business combinations using the acquisition method of accounting in accordance with FASB ASC topic 805, Business Combinations. Acquisition method accounting requires that the consideration transferred be allocated to the assets, including separately identifiable assets, and liabilities the Company acquired, based on their estimated fair values. The consideration transferred in an acquisition is measured as the aggregate of the fair values at the date of exchange of the assets given, liabilities incurred, and equity instruments issued as well as the contingent considerations and all contractual contingencies as of the acquisition date. The costs directly attributable to the acquisition are expensed as incurred. Identifiable assets, liabilities and contingent liabilities acquired or assumed are measured separately at their fair value as of the acquisition date, irrespective of the extent of any noncontrolling interests. The excess of (i) the total cost of acquisition, fair value of the noncontrolling interests and acquisition date fair value of any previously held equity interest in the acquiree over (ii) the fair value of the identifiable net assets of the acquiree, is recorded as goodwill. If the cost of acquisition is less than the fair value of the net assets of the subsidiary acquired, the difference is recognized directly in earnings.

Revenue recognition

Revenue recognition

The Company recognizes revenue in accordance with ASC Topic 606, “Revenue from Contracts with Customers”

Display-based online advertising services

The Company derives its revenue from the provision of user acquisition services to our advertisers. On the strength of the LBS services we offer, the customers pay us based on performance, as measured by CPI (Cost Per Install), CPM (Cost Per Mile), CPC (Cost Per Click). The Company recognizes revenue over time because the customer receives and consumes the benefit of our advertising services throughout the contract period.

Software and services

Software and services

The Company generates revenues primarily in the form of a sale of software license and provision of technology services. License fees include perpetual license fees, term license fees and royalties. Technology services primarily consist of fees for providing technology support services and technology solution services that enable customers to gain real-time operational intelligence by harnessing the value of their data.

Revenue for the sale of software licenses is recognized at the point in time when the right to use the softwares is provided to our customers.

Technology support service revenue is recognized over time as the services are performed because the customer receives and consumes the benefit of our performance throughout the contract period. Technology solution service revenue is recognized at the point in time when the service is completed. We bill for the services we have performed in accordance with the terms of the contract. We recognize the revenues associated with these professional services as we deliver the services to the customers.

The Company does not offer credits or refunds and therefore has not recorded any sales return allowance for any of the periods presented. Upon a periodic review of outstanding accounts receivable, amounts that are deemed to be uncollectible are written off against the allowance for doubtful accounts. The Company’s policy is to record revenues net of any applicable sales, use or excise taxes.

Contract liabilities represent prepayments from customers and are recognized as revenue when the services are rendered.

The following table shows the amount of revenue recognized that were included in contract liabilities as at December 31, 2019 and 2020:

January 1, 2019	$1,351,418
Revenue recognised in 2019	(749,919)
Increase in contract liabilities	1,543,130
Exchange difference	(77,272)
December 31, 2019	2,067,357

Revenue recognised in 2020	(566,587)
Other income recognised in 2020	(1,449,254)
Increase in contract liabilities	578,945
Exchange difference	27,081
December 31, 2020	$657,542

Disaggregation of revenue

Disaggregation of revenue

The following tables disaggregate revenues under ASC 606 by product line (dollars in thousands)

	Fiscal Year Ended December 31,
	2020	2019	2018
	(dollars in thousands)
Revenues
Advertising	$17,895	$17,806	$20,703
License	69	-	203
Technology Services	300	973	136

Total revenues	$18,264	$18,779	$21,042

Advertising	98.0%	94.8%	98.3%
License	0.4%	-	1.0%
Technology Services	1.6%	5.2%	0.7%

Total	100.0%	100.0%	100.0%

Foreign currency translation

Foreign currency translation

The functional and reporting currency of the Company and the Company’s subsidiaries domiciled in BVI and Hong Kong is the United States dollar (“U.S. dollar”). The financial records of the Company’s other subsidiaries and VIEs located in the PRC are maintained in their local currency, the Chinese Renminbi (“RMB”), which is the functional currency of these entities.

Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency at the rates of exchange ruling at the balance sheet date. Transactions in currencies other than the functional currency during the year are converted into the functional currency at the applicable rates of exchange prevailing when the transactions occurred. Transaction gains and losses are recognized in the statements of operations.

The Company’s entities with a functional currency of RMB translate their operating results and financial position into the U.S. dollar, the Company’s reporting currency. Assets and liabilities are translated using the exchange rates in effect on the balance sheet date. Revenues, expenses, gains and losses are translated using the average rate for the year. Retained earnings and equity are translated using the historical rate. Translation adjustments are reported as cumulative translation adjustments and are shown as a separate component of other comprehensive income.

Earnings per share

Earnings per share

ASC Topic 260 “Earnings per Share,” requires presentation of both basic and diluted earnings per share (“EPS”) with a reconciliation of the numerator and denominator of the basic EPS computation to the numerator and denominator of the diluted EPS computation. Basic EPS excludes dilution. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the entity.

Basic net loss per share is computed by dividing net loss available to common stockholders by the weighted average number of shares of common stock outstanding during the period. Diluted net loss per share is computed by dividing net loss by the weighted average number of shares of common stock, common stock equivalents and potentially dilutive securities outstanding during each period. Potentially dilutive common shares consist of the common shares issuable upon the exercise of common stock warrants (using the treasury stock method). Common stock equivalents are not included in the calculation of diluted earnings per share if their effect would be anti-dilutive. In a period in which the Company has a net loss, all potentially dilutive securities are excluded from the computation of diluted shares outstanding as they would have had an anti-dilutive impact. During the years ended December 31, 2020, 2019 and 2018, there were no potentially dilutive securities. The following is a table of basic and diluted net loss per share:

	Year Ended December 31,
	2020	2019	2018
Net loss available to owners of the Company for basic and diluted net loss per share of ordinary stock	$(39,865,640)	$(31,513,178)	$(11,927,536)
Weighted average ordinary stock outstanding - basic and diluted	221,984,037	201,005,995	72,919,624
Net loss per ordinary share attributable to owners of the Company - basic and diluted	$(0.18)	$(0.16)	$(0.16)

Income taxes

Income taxes

Deferred income taxes are recognized for temporary differences between the tax bases of assets and liabilities and their reported amounts in the financial statements, net operating loss carry forwards and credits, by applying enacted statutory tax rates applicable to future years to these items. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Current income taxes are provided for in accordance with the laws and regulations applicable to the Company as enacted by the relevant tax authorities.

The impact of an uncertain income tax position on the income tax return must be recognized at the largest amount that is more-likely-than not to be sustained upon audit by the relevant tax authorities. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Additionally, the Company classifies the interest and penalties, if any, as a component of income tax expense. For years ended December 31, 2020, 2019 and 2018, the Company did not have any material interest or penalties associated with tax positions nor did the Company have any significant unrecognized uncertain tax positions.

Contingencies

Contingencies

The Company records accruals for certain of its outstanding legal proceedings or claims when it is probable that a liability will be incurred and the amount of loss can be reasonably estimated. The Company evaluates the developments in legal proceedings or claims that could affect the amount of any accrual, as well as any developments that would make a loss contingency both probable and reasonably estimable.

Segment reporting

Segment reporting

Operating segments are reported in a manner consistent with the internal reporting provided to our chief operating decision maker, who is our Chief Executive Officer (“CEO”), who reviews financial information presented on a consolidated basis for purposes of making operating decisions, assessing financial performance and allocating resources. The Company had one single operating and reportable segment for the years ended December 31, 2020, 2019 and 2018. The Company’s customers and assets are located in the PRC, therefore, no geographical segment information is presented.

Related parties

Related parties

Parties are considered to be related to the Company if the parties, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal with if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. The Company discloses all significant related party transactions.

Leases

Leases

According to FASB ASC 842 “Leases”, lessees are required to record a right of use asset and lease liabilities for all leases other than those that have a lease term of 12 months or less. At the lease commencement date, a lessee should measure and record the lease liability equals to the present value of scheduled lease payments discounted using the rate implicit in the lease or the lease’s incremental borrowing rate, and the right of use asset is calculated on the basis of the initial measurement of the lease liability, plus any lease payments at or before the commencement date and direct costs, minus any incentives received. Over the lease term, a lessee must amortize the right of use asset and record the interest expense on the lease liability. The recognition and classification of lease expenses depend on the classification of the lease as either operating or finance.

When the Company is the lessor, minimum contractual rental from leases is recognized on a straight-line basis over the non-cancelable term of the lease. With respect to a particular lease, actual amounts billed in accordance with the lease during any given period may be higher or lower than the amount of rental revenue recognized for the period. Straight-line rental revenue commences when the customer assumes control of the leased premises. Accrued straight-line rents receivable represents the amount by which straight-line rental revenue exceeds rents currently billed in accordance with lease agreements. If later, the billing amount exceeds the straight-line rental revenue, the variance will be credited to accrued straight-line rents receivable. Contingent rental revenue is accrued when the contingency is removed.

Advertising costs

Advertising costs

Advertising costs include expenses associated with direct marketing. All advertising costs are expensed as incurred and included in selling and marketing expenses. During the years ended December 31, 2020, 2019 and 2018, advertising costs amounted to $133,634, $1,425,258 and $14,071,241, respectively.

Comprehensive loss

Comprehensive loss

Comprehensive loss includes net loss and foreign currency translation adjustments and is presented net of tax. The tax effect is nil for the three years ended December 31, 2020, 2019 and 2018 in the consolidated statements of comprehensive loss.

Concentration of credit risk

Concentration of credit risk

Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and accounts receivable. The Company places its cash with financial institutions with high-credit rating and quality in China. For the year ended December 31, 2020, three customers accounted for 40.4% of total revenue. For the year ended December 31, 2019, three customers accounted for 57% of total revenue. For the year ended December 31, 2018, four customers accounted for 91% of total revenue. At December 31, 2020 and 2019, the Company had credit risk exposure of uninured cash in banks of $71,793 and $3,695,687, respectively.

The net sales to customers representing at least 10% of net total sales are as follows:

	Year Ended December 31,
Customer	2020	2019	2018
A	21%	33%	-
B	-	12%	-
C	-	12%	-
D	-	-	26%
E	-	-	26%
F	-	-	25%
G	-	-	14%
H	10%	-	-
I	10%	-	14%

The following customers had balances of at least 10% of the total trade receivables at the respective balance sheet dates set forth below:

	December 31,
Customer	2020	2019
A	12%	-%
E	-%	31%
F	-%	29%
B	-%	15%
I	19%	12%
H	28%	-%
J	18%	-%
K	11%	-%

Recent accounting pronouncements

Recent accounting pronouncements

In December 2019, the FASB issued ASU 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes (“ASU 2019-12”), which eliminates certain exceptions to the existing guidance for income taxes related to the approach for intra-period tax allocations, the methodology for calculating income taxes in an interim period and the recognition of deferred tax liabilities for outside basis differences. This ASU also simplifies the accounting for income taxes by clarifying and amending existing guidance related to the effects of enacted changes in tax laws or rates in the effective tax rate computation, the recognition of franchise tax and the evaluation of a step-up in the tax basis of goodwill, among other clarifications. ASU 2019-12 is effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2020. The Company is currently evaluating the potential effects of this ASU, however, does not expect that its adoption will have a material effect on the Company’s consolidated financial statements.

In January 2020, the FASB issued ASU 2020-01, Investments-Equity Securities (Topic 321), Investments-Equity Method and Joint Ventures (Topic 323), and Derivatives and Hedging (Topic 815): Clarifying the Interactions between Topic 321, Topic 323, and Topic 815 (“ASU 2020-01”) to clarify the interaction in accounting for equity securities under Topic 321, investments accounted for under the equity method of accounting in Topic 323 and the accounting for certain forward contracts and purchased options accounted for under Topic 815. ASU 2020-01 is effective for fiscal years, and for interim periods within those fiscal years, beginning after December 15, 2020. This ASU is not expected to have a material effect on the Company’s consolidated financial statements.

Other new pronouncements issued but not effective until after December 31, 2020 are not expected to have a material impact on the Company’s financial position, results of operations or liquidity.